UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 29, 2008

MUSTANG ALLIANCES, INC.
(Exact name of Registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-148431 (Commission File Number)	74-3206736 (IRS Employer Identification No.)

Mustang Alliances, Inc.
410 Park Avenue, 15th floor
New York, NY 10022
Fax: (212) 504-2800
(Address of principal executive offices)

(888) 251-3422
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8 - Other Events
Item 8.01. Other Events.

On January 30, 2008, Mustang Alliances, Inc. (the “Company”), commenced its offering of up to a maximum of 4,000,000 shares of common stock at $0.025 per share, pursuant to the prospectus filed with the Securities and Exchange Commission (file number 333-148431). To date, the Company has sold 2,800,000 shares of common stock for an aggregate of $70,000.00 and has determined to close the offering. The sale of the shares represents 26% of the Company’s issued and outstanding shares of common stock.

Section 9 - Financial Statements and Exhibits
Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of business acquired.   Not applicable
(b) Pro forma financial information.                       Not applicable
(c) Exhibits

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2008

MUSTANG ALLIANCES, INC.
(Company)

By:  /s/ Joseph Levi

Name: Joseph Levi
Title: President, Chief Executive Officer, Treasurer and Director
(Principal Executive, Financial and Accounting Officer)